UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008

UTEK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	814-00203	59-3603677
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2109 Palm Avenue

Tampa, FL 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 754-4330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by UTEK Corporation under Items 2.01 and 9.01 on October 10, 2008. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The combined financial statements of Social Technologies Group, Inc. and Social Technologies, LLC for the year ended December 31, 2007 and the nine months ended September 30, 2008 are filed as Exhibit 99.1 and Exhibit 99.2 to this Amendment No.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information with respect to UTEK Corporation’s acquisition of Social Technologies Group, Inc. is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

Exhibit No.	Description
99.1	Audited combined financial statements of Social Technologies Group, Inc. and Social Technologies, LLC as of and for the year ended December 31, 2007.

99.2	Unaudited combined financial statements of Social Technologies Group, Inc. and Social Technologies, LLC as of and for the nine months ended September 30, 2008.

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTEK CORPORATION

Date: December 18, 2008	By:	/s/ Carole R. Wright
	Name:	Carole R. Wright
	Title:	Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Audited combined financial statements of Social Technologies Group, Inc. and Social Technologies, LLC as of and for the year ended December 31, 2007.

99.2	Unaudited combined financial statements of Social Technologies Group, Inc. and Social Technologies, LLC as of and for the nine months ended September 30, 2008.

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007.